As filed with the Securities and Exchange Commission on February 28, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 – December 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Semi-Annual Report

December 31, 2011
(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

AUXIER FOCUS FUND
PERFORMANCE UPDATE
December 31, 2011

ANNUALIZED
	One Year	Three Years	Five Years	Ten Years	Inception **
Auxier Focus *	5.57%	13.19%	2.96%	5.87%	6.27%
S&P 500 Index	2.11%	14.11%	-0.25%	2.92%	0.95%

CUMULATIVE
	One Year	Three Years	Five Years	Ten Years	Inception **
Auxier Focus *	5.57%	45.02%	15.71%	76.91%	113.49%
S&P 500 Index	2.11%	48.59%	-1.24%	33.35%	12.48%
*   Investor Shares
** Fund inception: July 9, 1999

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Auxier Focus Fund’s (the “Fund”) annual operating expense ratio (gross) is 1.25%. The Fund’s adviser has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit total annual operating expenses at 1.25%, which is in effect until October 31, 2012.  The Fund charges a 2.0% redemption fee on shares redeemed within six months of purchase.  For the most recent month-end performance, please call (877) 328-9437 or visit the Fund’s website at www.auxierasset.com.

Year End 2011 Results

Auxier Focus Fund returned 8.65% in fourth quarter 2011, trailing a corresponding 11.82% rebound in Standard & Poor’s 500 stock index (S&P).  For the year, however, the Fund’s 5.57% return more than doubled the S&P’s 2.11% gain. The average U.S. stock fund lost 2.9% (Lipper).  Hedge funds tanked even more, dropping 5.38% on average based on Barclay’s Hedge Fund Index.

This wide disparity in results illustrates how we strive to harness the long-term power of compounding by materially outperforming our peers in down markets rather than chasing hot stocks during upswings.  The payoff?  Since inception in 1999, the Fund has cumulatively gained 113.49%, convincingly lapping the S&P’s corresponding 12.48% return ninefold.  On an annualized basis, the Fund since inception has been six times more rewarding than the market, returning 6.27% versus the S&P’s 0.95%.  It’s worth noting that tenures of today’s stock fund managers average less than five years.  By comparison, the Fund’s sole manager since 1999 also pilots many separately managed client accounts dating back to the early 1980s.

Market Commentary

Europe’s sovereign debt contagion dominated last year’s headlines and depressed large bank stocks overseas and stateside (where the KBW Bank Index tumbled 23.19% in 2011). As economies in Europe slumped, those of China and other major exporters to the region sputtered, contributing to a sharp correction in commodity prices. Most major stock markets around the globe suffered losses for the year. So-called defensive stocks (e.g., healthcare, food and beverages) with high and increasing cash dividends tended to fare better than the more cyclical and credit-dependent stocks. Many European banks mistakenly perceived the risk in Euro-zone government debt and failed to provide an ample capital cushion on their balance sheets. The painful deleveraging and restructuring process that continues in 2012 could produce not only a recession but also a generational buying opportunity among the European Union’s battered blue-chip stocks. We are highly energized to capitalize on such bargains when they materialize.

U.S. Government bonds enjoyed strong gains last year as their yields continued to shrink. But one could argue that they present similar risks to those witnessed in Europe. Widely held perception that U.S. Government debt is comparatively safe can be questioned when you factor in such pitfalls as loss of purchasing power, interest-rate volatility and solvency. With governments eager to print money and defer fiscal restructuring, the risk appears much too high for the potential reward. To protect assets in today’s competitive global economy, it is more important than ever to focus on fundamentals and allocate portfolios based on price, value and margin of safety. Popular mutual fund

1

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

mantras like “buy, hold and forget” are dangerous as well as hackneyed.  The bankruptcy of Eastman Kodak, a former member of the elite “Nifty Fifty” in the 1970s, illustrates how advances in technology can rapidly undermine seemingly fortress business franchises.

How Our Portfolio Is Positioned

Natural gas prices recently dropped to a 10-year low—under $3 per Mcf (one thousand cubic feet).  The ability to extract both oil and natural gas from previously underutilized shale formations should lead to lower energy costs for the next few years.  As we observed last year, the commodity boom was more overextended (115 months in duration as of mid-2011) than both the ill-fated housing and technology bubbles. As prices stay high, blistering advances in technology make it possible to flood the market for just about any commodity, product or service. Gluts of supply can pose a major threat to the portfolio and are more prevalent in periods, like today, of easy money policies.  China, for example, has been a voracious consumer of commodities. As that economy slows, prices should continue to return to levels closer to the marginal cost of production.  Many of the companies in the Fund should benefit as these price pressures abate, leading to a widening of profit margins and potential P/E1 multiple expansion. The good news: dividend payout ratios among U.S. stocks remain historically low and should rise as investors demand increased cash payments over stock buybacks.

Top Holdings on 12/31/2011	% Assets
Philip Morris	2.4
Molson Coors Brewing	2.4
Pepsico	2.4
Merck	2.2
Microsoft	1.9
Wal-Mart Stores	1.9
Medtronic	1.9
Medco Health Solutions	1.7
Unilever NV	1.5
Hospira	1.4
Apollo Group	1.4
Johnson & Johnson	1.4
Mastercard	1.4
BP (British Petroleum)	1.4
Coca-Cola	1.2

Incessantly negative headlines out of Europe often obscure the powerful and upbeat trend of emerging market urbanization. Food marketing in Asia, for example, is being revolutionized by rapid growth in personal income, which since 1998 has risen three to four times faster than in the U.S. and Europe. Wages in China are estimated to double in the next five years. This surge boosts demand for Western goods and distribution platforms that also supply local products to those aspiring customers in growing urban centers. We focus on companies that excel in selling quality products (especially low-ticket necessities), executing on the details and positioning the Fund so that it may profit from these long-term fundamental trends.

In developed countries, soaring levels of total public and private debt (exceeding 300% of GDP in the U.S.) ensure that investors can’t count on a strong economy or stock market to bail out poor investment selections. Recoveries following balance sheet recessions historically are much more susceptible to outside shocks. As a result, the Fund has carried more cash than normal both as a precaution and as a source of funds to make exceptional purchases when the time is right. Great individual buys, when prices are compelling, are critical to produce market-beating returns. This past quarter we were able to take advantage of such bargain prices in Molson Coors, Medco Health, and Hospira. All three are topnotch businesses that we have tracked for years, waiting for the sudden but surmountable stumbles that create rock-bottom entry points.

Periods of economic uncertainty favor an experienced investment manager who can draw on three decades of individual security analysis. We are excited when we can utilize that experience to add value in a meaningful way to your life’s savings.

Your trust and support is appreciated.

Jeff Auxier

2

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

IMPORTANT INFORMATION

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary.   Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

1 Price-Earnings Ratio: A valuation ratio of a company's current share price compared to its per-share earnings.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks.  One cannot invest directly in an index.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.  All current and future holdings are subject to risk and are subject to change.

3

AUXIER FOCUS FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Fund compared with the performance of the benchmark, S&P 500, over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and A Shares are 1.25% and 1.50%, respectively. However, the Fund's adviser has agreed to contractually reduce a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25% for Investor Shares and A Shares, through at least October 31, 2012. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

Average Annual Total Return as of 12/31/11:	1 Year	5 Years	10 Years	Since Inception(1)
Investor Shares	5.57%	2.96%	5.87%	6.27%
S&P 500 Index (Since 07/09/99)	2.11%	-0.25%	2.92%	0.95%
A Shares (with sales charge)(2)(3)	-0.50%	1.73%	5.24%	5.76%

4

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
Common Stock - 67.8%
Communications - 1.0%
23,000	America Movil SAB de CV, ADR	$519,800
12,150	Motorola Solutions, Inc.	562,424
10,000	News Corp., Class A	178,400
50,050	Telefonica SA, ADR	860,359
		2,120,983
Consumer Discretionary - 12.1%
52,863	Apollo Group, Inc., Class A (a)	2,847,730
1,000	Arcos Dorados Holdings, Inc.	20,530
45,477	Bridgepoint Education, Inc. (a)	1,045,971
42,134	Career Education Corp. (a)	335,808
500	Coach, Inc.	30,520
57,100	Comcast Corp., Class A	1,353,841
3,000	Cooper-Standard Holding, Inc. (a)	101,625
54,950	CVS Caremark Corp.	2,240,861
2,297	Discovery Communications, Inc., Class A (a)	94,108
2,297	Discovery Communications, Inc., Class C (a)	86,597
14,800	DR Horton, Inc.	186,628
37,987	Gruma S.A.B. de C.V., ADR (a)	285,282
133,800	H&R Block, Inc.	2,184,954
14,850	ITT Educational Services, Inc. (a)	844,817
13,200	Jamba, Inc. (a)	17,292
28,197	Lincoln Educational Services Corp.	222,756
28,000	Lowe's Cos., Inc.	710,640
15,800	McDonald's Corp.	1,585,214
104,200	Newell Rubbermaid, Inc.	1,682,830
4,900	NIKE, Inc., Class B	472,213
3,250	Sally Beauty Holdings, Inc. (a)	68,673
1,738	Strayer Education, Inc.	168,916
14,334	The Andersons, Inc.	625,823
18,250	The Home Depot, Inc.	767,230
33,917	The Interpublic Group of Cos., Inc.	330,012
3,890	Time Warner Cable, Inc.	247,287
15,500	Time Warner, Inc.	560,170
13,808	Universal Technical Institute, Inc. (a)	176,466
25,751	Value Line, Inc.	264,720
63,700	Wal-Mart Stores, Inc.	3,806,712
15,052	Weight Watchers International, Inc.	828,011
8,600	Yum! Brands, Inc.	507,486
		24,701,723
Consumer Staples - 19.7%
20,050	Alkermes PLC (a)	348,068
400,600	Alliance One International, Inc. (a)	1,089,632
35,150	Altria Group, Inc.	1,042,198
2,000	Archer-Daniels-Midland Co.	57,200
102,202	Avon Products, Inc.	1,785,469
300	Beam, Inc.	15,369
15,100	British American Tobacco PLC, ADR	1,432,688
1,000	Carlsberg A/S, ADR	14,040
3,404	Columbia Sportswear Co.	158,456
12,725	Diageo PLC, ADR	1,112,419
48,050	Dr. Pepper Snapple Group, Inc.	1,897,014
94,800	Hospira, Inc. (a)	2,879,076
16,862	Kraft Foods, Inc.	629,964
9,250	Manpower, Inc.	330,688
113,025	Molson Coors Brewing Co., Class B	4,921,108
3,760	National Beverage Corp. (a)	60,423
1,600	Nestle SA, ADR	92,336
46,172	Paychex, Inc.	1,390,239
73,750	PepsiCo, Inc.	4,893,312
62,850	Philip Morris International, Inc.	4,932,468
119,729	PRGX Global, Inc. (a)	712,388
1,721	Ralcorp Holdings, Inc. (a)	147,146
11,450	Safeway, Inc.	240,908
4,000	SAIC, Inc. (a)	49,160
500	Sara Lee Corp.	9,460
67,885	Tesco PLC, ADR	1,278,953
34,650	The Coca-Cola Co.	2,424,460
500	The J.M. Smucker Co.	39,085
84,950	The Kroger Co.	2,057,489
7,750	The Procter & Gamble Co.	517,003
46,380	The Western Union Co.	846,899
86,500	Unilever NV, ADR	2,973,005
100	Valeant Pharmaceuticals International, Inc. (a)	4,669
		40,382,792
Energy - 4.2%
63,950	BP PLC, ADR	2,733,223
16,750	Chevron Corp.	1,782,200
15,600	ConocoPhillips	1,136,772
11,200	Exxon Mobil Corp.	949,312
1,200	Gazprom Neft JSC, ADR	27,996
800	Lukoil OAO, ADR	42,560
2,500	PetroChina Co., Ltd., ADR	310,775
11,700	Petroleo Brasileiro SA, ADR	290,745
2,750	Surgutneftegas OJSC, ADR	21,698
22,550	Transocean, Ltd.	865,694
19,100	Valero Energy Corp.	402,055
13,800	Willbros Group, Inc. (a)	50,646
		8,613,676
Financials - 8.0%
25,700	Aflac, Inc.	1,111,782
13,500	American International Group, Inc. (a)	313,200
1,280	Ameriprise Financial, Inc.	63,539
145,033	Bank of America Corp.	806,383
16,000	Berkshire Hathaway, Inc., Class B (a)	1,220,800
17,059	Central Pacific Financial Corp. (a)	220,402
14,700	Janus Capital Group, Inc.	92,757
64,250	Marsh & McLennan Cos., Inc.	2,031,585
7,350	Mastercard, Inc., Class A	2,740,227
10,300	Mercury General Corp.	469,886
10,650	StanCorp Financial Group, Inc.	391,388
114,450	The Bank of New York Mellon Corp.	2,278,699
38,418	The Travelers Cos., Inc.	2,273,193
15,672	TNS, Inc. (a)	277,708
6,000	U.S. Bancorp	162,300
10,324	Unum Group	217,527
9,500	Visa, Inc., Class A	964,535
24,950	Waddell & Reed Financial, Inc., Class A	618,012
7,646	Washington Federal, Inc.	106,968
4,380	West Coast Bancorp (a)	68,328
		16,429,219
Health Care - 13.5%
42,600	Abbott Laboratories	2,395,398
1,032	Amgen, Inc.	66,265
63,726	BioScrip, Inc. (a)	347,944
18,449	Coventry Health Care, Inc. (a)	560,296
7,320	Express Scripts, Inc. (a)	327,131
31,300	GlaxoSmithKline PLC, ADR	1,428,219
8,000	Health Management Associates, Inc., Class A (a)	58,960
42,050	Johnson & Johnson	2,757,639

See Notes to Financial Statements.	5

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value

63,000	Medco Health Solutions, Inc. (a)	$3,521,700
98,353	Medtronic, Inc.	3,762,002
117,710	Merck & Co., Inc.	4,437,667
87,782	Pfizer, Inc.	1,899,602
6,842	Quest Diagnostics, Inc.	397,247
31,129	UnitedHealth Group, Inc.	1,577,618
27,221	WellPoint, Inc.	1,803,391
41,650	Zimmer Holdings, Inc. (a)	2,224,943
		27,566,022
Industrials - 1.9%
21,550	AGCO Corp. (a)	926,003
25,000	General Electric Co.	447,750
11,150	Granite Construction, Inc.	264,478
4,850	Illinois Tool Works, Inc.	226,544
1,000	POSCO, ADR	82,100
300	Potash Corp. of Saskatchewan, Inc.	12,384
12,500	Raytheon Co.	604,750
3,500	Textainer Group Holdings, Ltd.	101,920
3,550	The Boeing Co.	260,393
14,450	United Parcel Service, Inc., Class B	1,057,595
		3,983,917
Information Technology - 3.1%
16,650	Automatic Data Processing, Inc.	899,266
23,350	Dell, Inc. (a)	341,611
51,800	Intel Corp.	1,256,150
148,064	Microsoft Corp.	3,843,741
625	MoneyGram International, Inc. (a)	11,094
1,500	Verisk Analytics, Inc., Class A (a)	60,195
		6,412,057
Materials - 2.1%
28,700	E.I. du Pont de Nemours & Co.	1,313,886
7,000	LyondellBasell Industries NV, Class A	227,430
6,400	Precision Castparts Corp.	1,054,656
100	Spartech Corp. (a)	473
47,350	The Dow Chemical Co.	1,361,786
14,000	Vale SA, ADR	300,300
		4,258,531
Telecommunications - 2.1%
27,300	AT&T, Inc.	825,552
52,150	SK Telecom Co., Ltd., ADR	709,761
174,504	Tele Norte Leste Participacoes SA, ADR	1,659,533
27,015	Verizon Communications, Inc.	1,083,842
		4,278,688
Utilities - 0.1%
5,616	FirstService Corp. (a)	148,768

Total Common Stock (Cost $123,153,968)	138,896,376

	Security
Principal	Description	Rate	Maturity	Value
Corporate Non-Convertible Bonds - 6.4%
Consumer Staples - 2.2%
$1,180,000	American Stores Co.	7.90%	05/01/17	1,115,100
2,140,000	Block Financial, LLC	7.88	01/15/13	2,200,070
50,000	Constellation Brands, Inc.	7.25	05/15/17	55,250
654,000	Smithfield Foods, Inc., Series B	7.75	05/15/13	696,510
115,000	SUPERVALU, Inc.	7.50	11/15/14	117,588
375,000	SUPERVALU, Inc.	8.00	05/01/16	389,062
				4,573,580
Energy - 0.3%
190,000	El Paso Corp.	6.70	02/15/27	184,094
424,000	Sunoco, Inc.	5.75	01/15/17	426,506
				610,600
Financials - 1.8%
75,000	American Express Credit Corp., Series C	7.30	08/20/13	81,426
2,370,000	Hartford Financial Services Group, Inc.	5.50	10/15/16	2,464,238
182,000	Hartford Financial Services Group, Inc.	6.30	03/15/18	191,902
260,000	Janus Capital Group, Inc.	6.70	06/15/17	276,223
620,000	Zions Bancorporation	5.50	11/16/15	627,397
				3,641,186
Health Care - 0.9%
540,000	Health Management Associates, Inc.	6.13	04/15/16	561,600
515,000	UnitedHealth Group, Inc.	4.88	03/15/15	570,363
430,000	WellPoint, Inc.	5.00	12/15/14	470,138
130,000	WellPoint, Inc.	5.25	01/15/16	145,676
				1,747,777
Materials - 0.9%
895,000	The Dow Chemical Co.	5.70	05/15/18	998,419
203,000	Weyerhaeuser Co.	9.00	10/01/21	256,039
505,000	Weyerhaeuser Co.	7.95	03/15/25	562,102
				1,816,560
Utilities - 0.3%
100,000	Constellation Energy Group, Inc.	4.55	06/15/15	105,667
255,000	Energy Future Holdings Corp.	9.75	10/15/19	256,275
312,000	Energy Future Intermediate Holding Co., LLC	9.75	10/15/19	313,560
27,000	Nevada Power Co., Series L	5.88	01/15/15	30,305
				705,807
Total Corporate Non-Convertible Bonds
(Cost $11,553,341)				13,095,510

Foreign Municipal Bonds - 0.7%
356,000	Ontario Hydro Residual Strip (Canada) (b)	5.47-5.65	11/27/20	262,177

See Notes to Financial Statements.	6

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Principal	Security Description	Rate	Maturity	Value
$605,000	Ontario Hydro Residual Strip (Canada) (b)	5.61%	10/15/21	$429,590
235,000	Ontario Hydro Residual Strip (Canada) (b)	5.75	08/18/22	159,258
750,000	Ontario Hydro Residual Strip (Canada), Series OC20 (b)	5.51	10/01/20	555,644
Total Foreign Municipal Bonds (Cost $874,642)				1,406,669

Municipal Bonds - 0.2%
Ohio - 0.2%
550,000	Buckeye Tobacco Settlement Financing Authority	5.88	06/01/47	395,461
Total Municipal Bonds (Cost $374,754)				395,461

U.S. Treasury Securities - 20.9%
43,000,000	U.S. Treasury Bill (c)	0.02	02/23/12	42,999,544
Total U.S. Government & Agency Obligations (Cost $42,999,051)				42,999,544

Shares	Security Description	Value
Money Market Funds - 0.0%
31	Schwab Government Money Fund, 0.01% (d) (Cost $31)	31

Total Investments - 96.0% (Cost $178,955,787)*	$196,793,591
Other Assets & Liabilities, Net – 4.0%	8,234,078
Net Assets – 100.0%	$205,027,669

ADR	American Depository Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Zero coupon bond. Rate presented is yield to maturity.
(c)	Rate presented is yield to maturity.
(d)	Variable rate security. Rate presented is as of December 31, 2011.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$27,365,393
Gross Unrealized Depreciation	(9,527,589)
Net Unrealized Appreciation	$17,837,804

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stock
Communications	$2,120,983	$-	$-	$2,120,983
Consumer Discretionary	24,701,723	-	-	24,701,723
Consumer Staples	40,382,792	-	-	40,382,792
Energy	8,613,676	-	-	8,613,676
Financials	16,429,219	-	-	16,429,219
Health Care	27,566,022	-	-	27,566,022
Industrials	3,983,917	-	-	3,983,917
Information Technology	6,412,057	-	-	6,412,057
Materials	4,258,531	-	-	4,258,531
Telecommunications	4,278,688	-	-	4,278,688
Utilities	148,768	-	-	148,768
Corporate Non-Convertible Bonds	-	13,095,510	-	13,095,510
Foreign Municipal Bonds	-	1,406,669	-	1,406,669
Municipal Bonds	-	395,461	-	395,461
U.S. Government & Agency Obligations	-	42,999,544	-	42,999,544
Money Market Funds	-	31	-	31
Total	$138,896,376	$57,897,215	$-	$196,793,591

PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	67.8%
Corporate Non-Convertible Bonds	6.4%
Foreign Municipal Bonds	0.7%
Municipal Bonds	0.2%
U.S. Government & Agency Obligations	20.9%
Money Market Funds	0%
Cash & Other Net Assets	4%
100%
AFA

See Notes to Financial Statements.	7

AUXIER FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011

ASSETS
Total investments, at value (Cost $178,955,787)	$196,793,591
Cash	6,399,335
Receivables:
Fund shares sold	2,981,003
Investment securities sold	28,553
Dividends and interest	526,148
Trustees’ fees and expenses	108
Total Assets	206,728,738

LIABILITIES
Payables:
Investment securities purchased	986,327
Fund shares redeemed	485,917
Distributions payable	43,836
Accrued Liabilities:
Investment adviser fees	184,745
Other expenses	244
Total Liabilities	1,701,069

NET ASSETS	$205,027,669

COMPONENTS OF NET ASSETS
Paid-in capital	$186,838,538
Distributions in excess of net investment income	(25,036)
Accumulated net realized gain	376,363
Net unrealized appreciation	17,837,804
NET ASSETS	$205,027,669

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	13,052,697
A Shares	80,306

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $203,774,002)	$15.61
A Shares (based on net assets of $1,253,667)	$15.61
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$16.56
*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $22,312)	$1,620,048
Interest income	529,597
Total Investment Income	2,149,645

EXPENSES
Investment adviser fees	1,115,525
Distribution fees:
A Shares	1,021
Trustees' fees and expenses	2,677
Total Expenses	1,119,223
Fees waived and expenses reimbursed	(3,698)
Net Expenses	1,115,525

NET INVESTMENT INCOME	1,034,120

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	956,755
Net change in unrealized appreciation (depreciation) on:
Investments	(4,804,008)
Foreign currency translations	(10,472)
NET REALIZED AND UNREALIZED LOSS	(3,857,725)
DECREASE IN NET ASSETS FROM OPERATIONS	$(2,823,605)

See Notes to Financial Statements.	9

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2011	For the Year Ended June 30, 2011
OPERATIONS
Net investment income	$1,034,120	$2,141,944
Net realized gain	956,755	2,423,959
Net change in unrealized appreciation (depreciation)	(4,814,480)	22,114,894
Increase (Decrease) in Net Assets Resulting from Operations	(2,823,605)	26,680,797

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(2,114,894)	(2,383,997)
A Shares	(13,062)	(2,623)
Net realized gain:
Investor Shares	(2,884,600)	(77,655)
A Shares	(17,043)	(87)
Total Distributions to Shareholders	(5,029,599)	(2,464,362)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	54,851,664	52,157,159
A Shares	614,029	495,798
Reinvestment of distributions:
Investor Shares	4,913,643	2,420,510
A Shares	28,684	2,710
Redemption of shares:
Investor Shares	(11,875,329)	(15,775,082)
A Shares	(25,219)	(37,201)
Redemption fees	14,374	10,155
Increase in Net Assets from Capital Share Transactions	48,521,846	39,274,049
Increase in Net Assets	40,668,642	63,490,484

NET ASSETS
Beginning of Period	164,359,027	100,868,543
End of Period (Including line (a))	$205,027,669	$164,359,027

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,545,517	3,353,252
A Shares	39,922	30,902
Reinvestment of distributions:
Investor Shares	317,980	159,532
A Shares	1,855	179
Redemption of shares:
Investor Shares	(761,399)	(1,029,404)
A Shares	(1,611)	(2,579)
Increase in Shares	3,142,264	2,511,882
(a) Undistributed (distributions in excess of) net investment income.	$(25,036)	$1,068,800

See Notes to Financial Statements.	10

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2011		For the Years Ended June 30,
			2011	2010	2009(a)	2008	2007
INVESTOR SHARES
NET ASSET VALUE, Beginning
of Period	$16.45		$13.49	$12.16	$14.22	$17.06	$14.76
INVESTMENT OPERATIONS
Net investment income (b)	0.09		0.26	0.32	0.19	0.18	0.38
Net realized and unrealized gain (loss)	(0.54)		3.00	1.27	(1.77)	(2.24)	2.66
Total from Investment Operations	(0.45)		3.26	1.59	(1.58)	(2.06)	3.04
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.16)		(0.29)	(0.26)	(0.16)	(0.31)	(0.27)
Net realized gain	(0.23)		(0.01)	—	(0.32)	(0.47)	(0.47)
Total Distributions to Shareholders	(0.39)		(0.30)	(0.26)	(0.48)	(0.78)	(0.74)
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Period	$15.61		$16.45	$13.49	$12.16	$14.22	$17.06
TOTAL RETURN	(2.64	)%(d)	24.35%	12.99%	(10.92)%	(12.56)%	21.11%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$203,774	$163,699		$100,712	$84,660	$103,664	$116,774
Ratios to Average Net Assets:
Net investment income	1.16	%(e)	1.68%	2.29%	1.53%	1.10%	2.40%
Net expense	1.25	%(e)	1.25%	1.30%	1.35%	1.35%	1.35%
Gross expense (f)	1.25	%(e)	1.25%	1.30%	1.35%	1.36%	1.36%
PORTFOLIO TURNOVER RATE	4	%(d)	20%	15%	24%	19%	16%

(a)
Effective November 1, 2008, C Shares were reclassified as Investor Shares.  For the Period July 1, 2008, through November 1, 2008, total return for C Shares was (12.68)%.  for the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10%, respectively.

(b)				Calculated based on average shares outstanding during the period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2011		For the Year Ended June 30,
			2011	2010	2009	2008	2007
A SHARES
NET ASSET VALUE, Beginning
of Period	$16.45		$13.49	$12.17	$14.22	$17.07	$14.77
INVESTMENT OPERATIONS
Net investment income (a)	0.15		0.25	0.32	0.18	0.17	0.41
Net realized and unrealized gain (loss)	(0.60)		3.01	1.26	(1.75)	(2.24)	2.63
Total from Investment Operations	(0.45)		3.26	1.58	(1.57)	(2.07)	3.04
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.16)		(0.29)	(0.26)	(0.16)	(0.31)	(0.27)
Net realized gain	(0.23)		(0.01)	—	(0.32)	(0.47)	(0.47)
Total Distributions to Shareholders	(0.39)		(0.30)	(0.26)	(0.48)	(0.78)	(0.74)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$15.61		$16.45	$13.49	$12.17	$14.22	$17.07
TOTAL RETURN (c)	(2.64	)%(d)	24.35%	12.90%	(10.85)%	(12.61)%	21.10%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$1,254	$660		$157	$148	$208	$399
Ratios to Average Net Assets:
Net investment income	1.98	%(e)	1.61%	2.29%	1.49%	1.08%	2.59%
Net expense	1.25	%(e)	1.25%	1.30%	1.35%	1.35%	1.35%
Gross expense (f)	1.50	%(e)	1.50%	1.55%	1.60%	1.60%	1.60%
PORTFOLIO TURNOVER RATE	4	%(d)	20%	15%	24%	19%	16%

(a)				Calculated based on average shares outstanding during the period.
(b)				Less than $0.01 per share.
(c)				Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and A Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares are not subject to a sales charge. Investor Shares and A Shares commenced operations on July 9, 1999 and July 8, 2005, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

On August 27, 2008, the Board of Trustees of the Trust approved the conversion of the Fund’s C Shares into Investor Shares. On November 1, 2008, each shareholder of C Shares received Investor Shares in a dollar amount equal to their investment in C Shares as of that date.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

13

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended June 30, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Auxier Asset Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.25% of the Fund’s average daily assets.

14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses they are authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2011, there were $32,771 in front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received $4,863 of the total front-end sales charges.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2012, to the extent necessary to maintain the total operating expenses at 1.25% of average daily net assets of the Investor Shares and A Shares. These contractual waivers may be changed or eliminated at any time with consent of the Board. For the period ended December 31, 2011, expenses waived were $3,698.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2011, were $28,974,556 and $5,001,140,  respectively.

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,225,893
Undistributed Long-Term Gain	2,183,266
Unrealized Appreciation	22,633,176
Total	$26,042,335

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting the Fund. In general, the provisions of the Modernization Act will be effective for the Fund's fiscal year ending June 30, 2012. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company. Relevant information regarding the impact of the Modernization Act on the Fund, if any, will be included in the June 30, 2012, annual report.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

16

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2011

Investment Advisory Agreement Approval

At the December 16, 2011 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compare to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were not a material factor in approving the Agreement.

Performance

The Board reviewed the performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board considered the Fund’s performance over the one-year, three-year, five-year and since inception (annualized) periods ended November 30, 2011. The Board noted that the Fund outperformed its benchmark, the S&P 500 Index, for both the one-year period and since inception. Given, among other things, the Fund’s performance during those periods, the Board concluded that the Fund’s performance was reasonable relative to its benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Fund’s actual advisory fee rate was the highest in its Lipper Inc. peer group.  The Board recognized, however, that the fee rate effectively would be reduced by administration, transfer agency, fund accounting, compliance, custody and Trustee fees, all of which are paid by the Adviser. The Board also noted that the Fund’s actual total expense ratio was higher than the median of its Lipper Inc. peer groups.  The Board considered that under the Advisory Agreement the Adviser has agreed to limit contractually total annual fund operating expenses of each class of the Fund through at least October 31, 2012 to 1.25% of average daily net assets.  Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund, including the payment of all Fund expenses.

17

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2011

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011, through December 31, 2011.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

18

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2011

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2011	December 31, 2011	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$973.56	$6.20	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.85	$6.34	1.25%
A Shares
Actual	$1,000.00	$973.56	$6.20	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.85	$6.34	1.25%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

19

[THIS PAGE INTENTIONALLY LEFT BLANK]

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1211

DF DENT FUNDS TABLE OF CONTENTS DECEMBER 31, 2011

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Management Discussion of Fund Performance	7
Performance Chart and Analysis	13
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19

DF Dent Midcap Growth Fund
A Message to Our Shareholders	20
Performance Chart and Analysis	23
Schedule of Investments	24
Statement of Assets and Liabilities	26
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	29

Notes to Financial Statements	30
Additional Information	35

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Dear Fellow Shareholder,

Performance

Your DF Dent Premier Growth Fund’s (the “Fund”) total return in 2011 was +1.70% versus +2.11% for the S&P 500 Index (the “Index”), the Fund’s benchmark used for comparisons. This modest underperformance follows a +25.30% total return in 2010 when your Fund outperformed the Index by +10.24%. Most growth benchmarks produced negative returns in 2011, and the Lipper Multi-Cap Growth peer group of 506 funds had an average 2011 return of -4.14%. Since inception (07/16/2001), your Fund has achieved a cumulative return of +77.59%, which exceeds the +28.14% cumulative total return for the Index by 49.45%. Performance for various periods ending December 31, 2011 can be found later in this report in the Management Discussion of Fund Performance Section following this message.

For a longer-term perspective, the Fund’s one-year, five-year and ten-year average annual total returns for the period ended December 31, 2011, were 1.70%, 2.26%, and 5.37%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.25%. However, the Fund’s Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding $150 million. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. This agreement is in effect through October 31, 2014. The expense cap may be changed or eliminated with the consent of the Board of Trustees at any time.

Expense Ratio

Your Fund’s Adviser, D.F. Dent & Company, Inc. (the “Adviser”), has contractually agreed in recent years to waive a portion of its management fee and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.10% of net assets (the “Expense Cap”). Starting November 1, 2010 and through October 31, 2014 the Adviser has contractually agreed to continue this Expense Cap of 1.10% on the first $150 million of net assets and a further Expense Cap of 0.90% on assets exceeding $150 million. The purpose of this lower Expense Cap at the new break point of $150 million is to share with you the economies of scale derived from your Fund’s growth. As of December 31, 2011 the net assets in your Fund were $143.7 million. For a few days in 2011 your Fund’s net assets did exceed $150 million and thus triggered the lower expense ratio cap.

Portfolio Turnover

Portfolio turnover, when measured by security purchases as a percentage of the average market value, was 17.43% for the calendar year 2011, significantly below our peer group but well within your Fund’s historic turnover range. Portfolio turnover rate in recent years may be found later in the Financial Highlights section of this report.

1	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Management Ownership of Fund

The Adviser’s retirement plan, employees and related family members of the Adviser collectively owned 11.4% of the Fund. The Fund is the largest investment of the Adviser’s retirement plan (26% of the retirement plan) as was the case one year ago.

Asset Allocation

Year-end asset allocation by market capitalization for the past five years was:

	12/31/07*	12/31/08*	12/31/09*	12/31/10*	12/31/11*
Large Capitalization	52.5%	28.0%	41.0%	54.7%	49.4%
Mid Capitalization	41.1%	56.9%	51.3%	35.9%	38.0%
Small Capitalization	4.7%	13.8%	7.7%	7.8%	12.4%
Reserve Funds	1.7%	1.3%	0.0%	1.6%	0.2%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%
* Percentages calculated based on total value of investments.

The decline in Large Capitalization and concurrent increases in Mid and Small Capitalization on 12/31/08 were largely the result of the severe market decline in late 2008 pushing companies into lower categories. The market recovery in 2009 and 2010 then resulted in many long term core holdings moving up a category, especially from Mid Cap where the ceiling is $7 billion to Large Cap where the floor is $7 billion. In the past calendar year positions in two Large Cap companies, Cisco Systems, Inc. and Intel Corp., were eliminated (first half of the year and second half, respectively) in order to reinvest proceeds in smaller companies with perceived higher growth potential. Another Large Cap company, Alcon, Inc., was eliminated pursuant to the cash tender offer (offer to buy a security at a set price) from Novartis. Consequently the Small and Mid Cap categories increased while the Large Cap category decreased in 2011. This reflects our management strategy of recycling capital from maturing companies back to higher growth companies at earlier stages in their life cycles.

Concentration

Four years ago I wrote of our intent to continue our program to increase concentration in what we consider the strongest “best-in-class”** companies. We have continued this program by reducing and eliminating small positions in what we consider to be less promising companies. The total number of equities held was reduced from 52 on December 31, 2007 to 35 on December 31, 2010 and 38 on December 31, 2011. The strategy is to have larger positions in the 35-40 companies we like most rather than owning an additional 10 or so companies that we view less favorably. Concentration in the 10 largest positions in the Fund was intentionally increased as indicated:

Top 10 Holdings	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11
% of Fund	33.7%	53.0%	53.8%	55.4%	51.4%
Average Position Size of Top 10	3.37%	5.30%	5.38%	5.54%	5.14%

2	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

We view this strategy of the past four years to focus on a more concentrated portfolio as essentially completed in 2008 and do not anticipate further concentration in the future.

Purchases and Redemptions

Although as shareholders you do not see the following in the net asset value of your investment, the trends in purchases and redemptions in your Fund have paralleled the overall industry flows.

Over the past five years, individual investors have redeemed more than $400 billion of domestic equity funds while contributing more than $800 billion to low-yielding fixed-income funds. The net swing has been more than $1.2 trillion since early 2007. Why did investors make such a radical shift in their mutual fund asset allocation?

The 2000-2010 decade experienced the greatest outperformance of bonds versus equities in the past 70 years. Combine the 2008 financial melt-down, the May 6, 2010 “flash crash”, the Madoff scandal, the insider trading scandals, and heightened daily volatility, and investors in the U.S. became extremely risk adverse and embarked on a “flight to safety”, shifting out of stocks and into bonds. Your Fund was not immune to this trend and experienced net redemptions in 11 of the past 12 quarters. Your Fund’s net assets were $119.86 million three years ago. Since then shareholders have had net redemptions of $41.5 million. At year end

3	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

(December 31, 2011) your Fund’s net assets had grown to $143.7 after these redemptions, and your share price of $16.77 was up 66% over this three year period.

Investors who drive by “the rear view mirror” responding to the past are rarely very successful. It seems that the shift from stocks to bonds at the end of the past decade when bonds had previously outperformed stocks by such a huge amount represents such rear view mirror driving. Why else would investors favor 10-year Treasury yields of under 2% versus quality stocks priced at earnings yields of over 7% and current dividend yields of 2-3%***?

But these asset allocation trends do go in cycles. It is likely that once the returns from stocks exceed bond returns, investors will seek the higher stock returns, and mutual fund flows will reverse as investors liquidate poor performing bond funds in favor of stock funds.

Commentary

2011 overall was a year of flattish stock performance and strong earnings growth. Your Fund and the Index produced returns of only 1.70% and 2.11% respectively for the year. Yet the Index’s EPS (earnings-per-share) as calculated by Factset are as follows:

2010 actual	2011 est.	% increase
$84.30	$96.39	14.3%

The earnings of many of the Fund’s portfolio companies have also achieved double digit earnings-per-share growth in 2011 with the outlook indicating potential further gains in 2012.

Therefore, assuming we are not about to witness another recession in 2012, U.S. equities are more attractively valued today than one year ago. There are simply more earnings per dollar of market value than there were a year ago. One overall sanity check we have done recently is a comparison of the broad market today versus the period back at the beginning of 1999 (thirteen years ago) when the Index was trading very close to the same level it was trading at the end of 2011. The Index has made no headway in thirteen years, while the economy, valuation and interest rates are all more supportive of stock prices than they were back in 1999. Real GDP is up by more than half since the start of 1999, EPS for the Index has almost doubled, the Index P/E ratio has fallen by almost half, and interest rates are much lower today than they were back in 1999 (Source: FactSet Research Systems Inc.). One could reasonably conclude from the above that taking the Index as a measure of the broad equity market, valuation has improved in the past ten years as a dollar invested today purchases more corporate earnings and the current earnings yield from stocks today is more attractive relative to bond yields.

Our conclusion is that 2011 was a year when the U.S. equity market focused upon many well publicized concerns: European sovereign debt, European banks, Congress’s dysfunctional budgetary deliberations, and insider trading scandals. These worries restrained market appreciation that one would have expected from strong corporate earnings growth. We have always found that earnings do matter. Consequently, based upon

4	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

2011’s earnings performance and the outlook for 2012, we are optimistic that your portfolio companies will likely deliver attractive returns in the future for shareholders.

The DF Dent Midcap Growth Fund

On July 1, 2011 your Fund’s Adviser launched a second mutual fund, the DF Dent Midcap Growth Fund. The initial December 31, 2011 report to shareholders of this Fund includes a shareholder letter, which describes some of the differences between the two Funds and can be found starting on page 20 of this booklet.

Lessons My Sled Dogs Have Taught Me

Readers who think the writer has spent too much time in the arctic might want to skip this section and proceed directly to the following Management Discussion of Fund Performance. Yet, I have found there are some lessons learned running dog teams over the past seventeen years that relate to investment management. You’ll only read this here and probably never again.

Seventeen years ago, I met Joe Redington, Sr., a true embodiment of the frontier American “can do” spirit. Born in a tent in 1917 on the Chisholm Trail in Oklahoma, Joe homesteaded on the Iditarod Trail in Alaska after serving our country in WWII and started the Iditarod Trail Sled Dog Race. Joe got me involved in running hundreds of Alaskan sled dogs, thousands of miles, numerous qualifying races, and two Iditarods since 1995. What did I learn from this experience that applies to investment management?

1.	When conditions worsen and the outlook is bleak, do not panic and attempt to do something different and instead stick with your team’s plan. It’s when conditions are worst that they begin to improve.

2.	Trust your leaders! The top five positions represented 32.6% of your Fund on December 31, 2011, but carried 64.0% of the portfolio’s unrealized gain.

3.	Be prepared for the unexpected. It will happen! Preparation is critical in stock selection and training a team.

4.	Stay focused. Thinking about unrelated issues neither contributes to investment returns nor gets your team down the trail.

5.
Run your team’s best race and disregard what others are doing. Worrying about what others are doing in the market contributes nothing to the portfolio’s return and does nothing to help your team do its best.

6.
Keep going and never look back! This was advice given to me early by another musher. Looking back never helps one get where one wants to go. “Rear view mirror” driving has been discussed earlier in this letter in the section entitled “Purchases and Redemptions”. An

5	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

investment manager must always think about where the portfolio companies are going, not where they have been.

The undersigned completed his very last dog sled race on the Iditarod Trail in early 2012. After a brief vacation on the dog sled, now it is back to applying the above principals in managing your Fund with our “investment team” in 2012.

As we have said before, we greatly appreciate your trust in investing with us and will continue to work diligently on your behalf.

Respectively Submitted,

Daniel F. Dent

** The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best in class.”

***Yields discussed do not represent that of the Fund’s yields.

IMPORTANT INFORMATION:

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Investing involves risks, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. One cannot invest directly in an index. Earnings-per-share is the portion of a company's profit allocated to each outstanding share of common stock.

6	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2011

Recent Performance

For the first six months of the fiscal year beginning July 1, 2011, your DF Dent Premier Growth Fund (the “Fund”) experienced a total return of -4.72% versus a total return of -3.69% for the S&P 500 Index (the “Index”), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2011 was as follows:

Period Ending 12/31/11	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	–	4.72%	–	3.69%	–	1.03%
Twelve Months	+	1.70%	+	2.11%	–	0.41%
Five Years (annualized)	+	2.26%	–	0.25%	+	2.51%
Five Years (cumulative)	+	11.84%	–	1.24%	+	13.08%
Since Inception (07/16/01) (annualized)	+	5.64%	+	2.40%	+	3.24%
Since Inception (07/16/01) (cumulative)	+	77.59%	+	28.14%	+	49.45%

Past performance is not indicative of future performance.

While the above modest under-performance in 2011 is disappointing, recall that your Fund outperformed the Index by +10.24% in 2010, second only to its +11.06% outperformance in 2007. As sometimes happens, strong outperformance in a given calendar year can “borrow” performance from the following year. The Fund’s two best years, 2007 and 2010, were both followed by substandard years. Taken together, 2010 and 2011 produced an annualized return of +12.89%, well in excess of your Fund’s +5.64% annualized return since inception (07/16/01).

2011 was an extraordinary year in that despite constant daily volatility in the markets the Index finished the year with its smallest price change since 1970. It was a year of daily and weekly “risk on” and “risk off” with little net change by year end.

The most significant market factors affecting the Fund’s performance in 2011 were the following:

1.	Asset prices were supported by abundant liquidity provided by the Federal Reserve and declining interest rates to record lows. The 10 year U.S. Treasury’s yield fell from 3.3% to under 2.0%.

2.	Very strong corporate earnings overall and in your portfolio companies in particular, which strengthened balance sheets and cash balances.

Equity performance was restrained however by:

3.	Uncertainty regarding the European sovereign debt crisis, its contagion, and the weakened position of European banks holding sovereign debt.

7	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2011

4.	The debacle in Washington as Congress could not come to agreement over the deficit and debt problems here at home.

5.	Investor distrust of the equity markets resulting from well publicized insider trading scandals, high speed computer trading, volatility, and the shenanigans of some hedge funds.

By year end it was a standoff. However, the market was gathering strength as the industrial economy continued its recovery avoiding a double dip recession, and European leaders appeared to move closer to dealing with the sovereign debt crisis- no solution but increased awareness of the need for a resolution.

We used a number of strategies in managing the Fund in 2011.

First, we continued to concentrate in a select group of what we consider to be “best in class” companies. The number of holdings ranged between 32 and 38 companies with the 10 largest holdings representing close to 50-55% of the Fund throughout the year.

Second, we continued our strategy of holding long term positions with minimal portfolio turnover of 17.43% for the calendar year, dramatically below our peer group. This held brokerage commissions for executing purchases to only 4 basis points (0.04%) of average net assets.

Third, your Fund maintained a fully invested position throughout the year. In management’s opinion the potential returns from portfolio companies far exceeded the near zero cash returns in the money market.

Capital Gains Distribution Policy

The performance reported on the prior page assumes reinvestment of the following capital gain distributions:

December 2005 distribution per share                           $0.09917
December 2006 distribution per share                           $0.17268
December 2007 distribution per share                           $0.23499
December 2008 distribution per share                           $0.26749

It has been the Fund’s policy to distribute all net realized capital gains annually in December. However, no capital gain distribution was paid in December of 2009, 2010 or 2011. This was the result of large losses realized by the sale of holdings to meet redemptions experienced during the market lows of the 4th quarter of calendar 2008 and the 1st quarter of calendar 2009. By redeeming at market lows, these former shareholders left a very nice gift for taxable shareholders reading this report in the form of a loss carry-forward which stood at $47,097,229, or about $5.26 per share, as of June 30, 2011. Your Fund has realized net gains of $4,526,627 against this loss carry-forward since June 30, 2011, leaving a net loss carry-forward of $42,570,602, or $4.97 per share, as of December 31, 2011. As of that date your Fund held $27,107,876, or $3.16 per share in unrealized net capital gains. Consequently, the unrealized net capital gain was more than completely offset by the loss carry-forward. The loss carry-forward may be used to offset these and/or

8	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2011

potential portfolio gains that might be realized for eight years from the dates of the realized losses. This in no way implies that such gains will in fact be realized, but it does mean that such gains, if and when realized, may be offset by the remaining loss carry-forward to reduce required taxable capital gains distributions. Thus, the excess loss carry-forward does represent a “cushion” to reduce the required distribution of potential capital gains if and when realized.

Attribution Analysis

The following bar chart presents the sector weightings of your Fund versus the sector weightings of the Index as of December 31, 2011:

Source: FactSet

Your Fund was most significantly overweighted versus the Index benchmark in Industrials, followed by Information Technology and Energy. The Consumer Discretionary and Consumer Staples sectors contributed to 2011 performance while the Energy overweighting detracted as energy and commodity prices softened late in the year.

9	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2011

The allocations in the bar chart above are as of December 31, 2011, while the allocations and returns in the table below are the average over the calendar year 2011 (and thus slightly different).

	Fund			Index
	Weighing	Return		Weighting	Return
Industrials	30.5%	+	6.8%	10.9%	–	0.5%
Information Technology	21.9%	+	11.4%	18.7%	+	2.4%
Energy	14.3%	–	12.0%	12.5%	+	4.6%

Again in 2011 your Fund carried minimal positions in companies dependent upon consumer spending because of the poor outlook for jobs and the need for households to deleverage (saving and paying down debt versus spending).

Strategy and Trends

Strategy

A major strategy in recent years has been to invest in companies which improve their customers’ productivity. This has been a common theme in security selection. The investment rationale for many investments in the Fund has been growth of markets and enhanced profitability through improving productivity. Fastenal Co.’s automated on site vending machines give customers better access and accountability for consumable supplies. ANSYS, Inc.’s simulation software accelerates the design and fault testing of products and complex operating systems. Roper Industries Inc.’s automated meter readers and its TransCore radio frequency identification (RFID) tolling systems significantly reduce labor costs for public utilities. IDEXX Laboratories, Inc.’s veterinary instruments allow readings at “time of service” rather than sending test samples out to laboratories for analysis, waiting for results, and then calling the pet owner back days later. Idexx’s Cornerstone Practice Management software automates the record keeping and accounting for veterinarian practices. Trimble Navigation Ltd.’s Field Solutions GPS guided planting products greatly enhance farmers’ productivity and crop yields. The list goes on, and each of these productivity enhancing companies has made a significant contribution to the growth of your Fund.

Trends

There are two bothersome trends which we must monitor in managing your Fund.

First, because of budgetary woes and excessive debt levels both in Europe and the U.S. politicians will be under growing pressure to reduce spending, otherwise known as fiscal austerity. At the same time households and governments are in what will most likely be an extended period of deleveraging. The combination of austerity and deleveraging will not solve our fiscal/debt problems but will only retard economic growth. Consequently, the solution to our current problems is not the combination of austerity and deleveraging but growing the major economies. Your Fund will continue to invest in companies with strong growth potential.

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2011

Second, the growing gap of income inequality between corporations and its customers/employees has become extreme. In the past three years corporate profits have soared while employee compensation has remained relatively flat. There is substance to the “Occupy Wall Street” which should not be ignored. Such disparity in incomes has produced unrest overseas and in the U.S. in the past and could do likewise in the future. At best this could produce some pressure on today’s high profit margins. At worst we could see heightening rioting and violence. This is something to watch out for.

Best and Worst Performers

Five Best Contributors
Investments	Realized and Unrealized Appreciation and Income in Calendar Year 2011	Per Share As of 12/31/11
Fastenal Co.	$4,896,241	$0.57
Core Laboratories NV	1,354,086	0.16
IDEXX Laboratories, Inc.	1,144,300	0.13
QUALCOMM, Inc.	1,118,325	0.13
Roper Industries, Inc.	1,018,769	0.12
	$9,531,721	$1.11

Five Poorest Contributors
Investments	Realized and Unrealized Loss and Income in Calendar Year 2011	Per Share As of 12/31/11
Ultra Petroleum Corp.	$(2,191,258)	$(0.26)
Expeditors International of Washington, Inc.	(1,938,045)	(0.23)
ResMed, Inc.	(1,471,267)	(0.17)
Schlumberger, Ltd.	(942,000)	(0.11)
Jacobs Engineering Group, Inc.	(889,627)	(0.10)
	$(7,432,197)	$(0.87)

11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2011

FIVE LARGEST EQUITY HOLDINGS
DECEMBER 31, 2011

Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
310,000	Fastenal Co.	$6,932,611	$13,519,100	9.41%
185,000	QUALCOMM, Inc.	7,301,383	10,119,500	7.04
142,000	ANSYS, Inc.	4,720,875	8,133,760	5.65
135,000	T. Rowe Price Group, Inc.	5,911,250	7,688,250	5.35
85,000	Roper Industries, Inc.	4,636,073	7,383,950	5.14
		$29,502,192	$46,844,560	32.59%

The views in this report contained herein were those of the Fund’s Adviser as of December 31, 2011, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.25%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Average Annual Total Return
Return as of 12/31/11	Six Months	One Year	Five Years	Ten Years
DF Dent Premier Growth Fund	-4.72%	1.70%	2.26%	5.37%
S&P 500 Index	-3.69%	2.11%	-0.25%	2.92%

Investment Value on 12/31/11
DF Dent Premier Growth Fund		$16,865
S&P 500 Index		$13,335

13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
Common Stock - 100.0%
Agriculture - 1.9%
67,000	Potash Corp. of Saskatchewan, Inc.	$2,765,760

Biotechnology - 2.2%
46,500	Celgene Corp. (a)	3,143,400

Business Services - 9.9%
54,000	Ecolab, Inc.	3,121,740
135,000	Expeditors International of Washington, Inc.	5,529,600
150,000	Healthcare Services Group, Inc.	2,653,500
37,000	Stericycle, Inc. (a)	2,883,040
		14,187,880
Communications Equipment - 1.6%
75,000	ADTRAN, Inc.	2,262,000

Computer Software - 7.7%
142,000	ANSYS, Inc. (a)	8,133,760
110,000	DealerTrack Holdings, Inc. (a)	2,998,600
		11,132,360
Distribution and Industrial Supplies - 11.0%
110,000	Beacon Roofing Supply, Inc. (a)	2,225,300
310,000	Fastenal Co.	13,519,100
		15,744,400
Distributors - 3.2%
154,000	LKQ Corp. (a)	4,632,320

Educational Services - 3.8%
54,000	American Public Education, Inc. (a)	2,337,120
70,000	K12, Inc. (a)	1,255,800
240,000	National American University Holdings, Inc.	1,819,200
		5,412,120
Electrical Equipment - 1.3%
85,000	Quanta Services, Inc. (a)	1,830,900

Electronics - 2.8%
94,000	Trimble Navigation, Ltd. (a)	4,079,600

Energy Equipment and Services - 8.0%
50,000	Core Laboratories NV	5,697,500
64,000	Schlumberger, Ltd.	4,371,840
30,000	Unit Corp. (a)	1,392,000
		11,461,340
Energy Sources - 5.2%
28,000	Apache Corp.	2,536,240
13,000	Concho Resources, Inc. (a)	1,218,750
125,000	Ultra Petroleum Corp. (a)	3,703,750
		7,458,740
Financial Services - 8.9%
135,000	T. Rowe Price Group, Inc.	7,688,250
51,000	Visa, Inc., Class A	5,178,030
		12,866,280
Industrial Applications - 7.2%
163,000	II-VI, Inc. (a)	2,992,680
85,000	Roper Industries, Inc.	7,383,950
		10,376,630
Infrastructure - 2.8%
100,000	Jacobs Engineering Group, Inc. (a)	4,058,000

Insurance - 1.6%
2,150	Markel Corp. (a)	891,540
19,000	RenaissanceRe Holdings, Ltd.	1,413,030
		2,304,570
Life Sciences - 5.7%
79,000	IDEXX Laboratories, Inc. (a)	6,079,840
30,800	Techne Corp.	2,102,408
		8,182,248
Machinery - 2.2%
116,000	3D Systems Corp. (a)	1,670,400
20,000	Gardner Denver, Inc.	1,541,200
		3,211,600
Medical Products - 2.8%
158,000	ResMed, Inc. (a)	4,013,200

Pharmaceuticals - 1.0%
35,000	Teva Pharmaceutical Industries, Ltd., ADR	1,412,600

Wireless Telecommunication Services - 9.2%
52,000	American Tower Corp., Class A	3,120,520
185,000	QUALCOMM, Inc.	10,119,500
		13,240,020
Total Common Stock (Cost $116,668,092)	143,775,968
Total Investments - 100.0% (Cost $116,668,092)*	$143,775,968
Other Assets & Liabilities, Net – 0.0%	(43,597)
Net Assets – 100.0%	$143,732,371

See Notes to Financial Statements.	14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

ADR	American Depository Receipt
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,980,527
Gross Unrealized Depreciation	(6,872,651)
Net Unrealized Appreciation	$27,107,876

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$143,775,968
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$143,775,968

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Agriculture	1.9%
Biotechnology	2.2%
Business Services	9.9%
Communications Equipment	1.6%
Computer Software	7.7%
Distribution and Industrial Supplies	11.0%
Distributors	3.2%
Educational Services	3.8%
Electrical Equipment	1.3%
Electronics	2.8%
Energy Equipment and Services	8.0%
Energy Sources	5.2%
Financial Services	8.9%
Industrial Applications	7.2%
Infrastructure	2.8%
Insurance	1.6%
Life Sciences	5.7%
Machinery	2.2%
Medical Products	2.8%
Pharmaceuticals	1.0%
Wireless Telecommunication Services	9.2%
Other Assets & Liabilities, Net	0.0%
100.0%

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011

ASSETS
Total investments, at value (Cost $116,668,092)	$143,775,968
Cash	236,629
Receivables:
Fund shares sold	6,205
Investment securities sold	131,445
Dividends and interest	34,869
Prepaid expenses	10,280
Total Assets	144,195,396

LIABILITIES
Payables:
Investment securities purchased	90,105
Fund shares redeemed	50,638
Accrued Liabilities:
Investment adviser fees	291,138
Trustees’ fees and expenses	46
Fund services fees	16,522
Compliance services fees	1,692
Other expenses	12,884
Total Liabilities	463,025

NET ASSETS	$143,732,371

COMPONENTS OF NET ASSETS
Paid-in capital	$159,467,795
Distributions in excess of net investment income	(215,934)
Accumulated net realized loss	(42,627,366)
Net unrealized appreciation	27,107,876
NET ASSETS	$143,732,371
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,572,436
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.77

See Notes to Financial Statements.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $7,805)	$568,032
Interest income	127
Total Investment Income	568,159

EXPENSES
Investment adviser fees	713,979
Fund services fees	140,468
Custodian fees	7,163
Registration fees	9,591
Professional fees	21,087
Trustees' fees and expenses	2,405
Compliance services fees	12,043
Miscellaneous expenses	14,946
Total Expenses	921,682
Fees waived and expenses reimbursed	(137,589)
Net Expenses	784,093

NET INVESTMENT LOSS	(215,934)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	4,526,627
Net change in unrealized appreciation (depreciation) on investments	(11,971,125)
NET REALIZED AND UNREALIZED LOSS	(7,444,498)
DECREASE IN NET ASSETS FROM OPERATIONS	$(7,660,432)

See Notes to Financial Statements.	17	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2011	For the Year Ended June 30, 2011
OPERATIONS
Net investment loss	$(215,934)	$(396,219)
Net realized gain	4,526,627	6,821,267
Net change in unrealized appreciation (depreciation)	(11,971,125)	35,251,826
Increase (Decrease) in Net Assets Resulting from Operations	(7,660,432)	41,676,874

CAPITAL SHARE TRANSACTIONS
Sale of shares	848,986	23,320,760
Redemption of shares	(7,110,765)	(30,947,880)
Decrease in Net Assets from Capital Share Transactions	(6,261,779)	(7,627,120)
Increase (Decrease) in Net Assets	(13,922,211)	34,049,754

NET ASSETS
Beginning of Period	157,654,582	123,604,828
End of Period (Including line (a))	$143,732,371	$157,654,582

SHARE TRANSACTIONS
Sale of shares	52,798	1,523,122
Redemption of shares	(439,730)	(2,036,042)
Decrease in Shares	(386,932)	(512,920)

(a) Distributions in excess of net investment income.	$(215,934)	$-

See Notes to Financial Statements.	18	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31,		For the Years Ended June 30,
	2011		2011	2010	2009	2008	2007
NET ASSET VALUE, Beginning
of Period	$17.60		$13.05	$10.94	$16.20	$17.25	$15.11
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.04)	(0.04)	(0.03)	(0.05)	(0.04)
Net realized and unrealized
gain (loss)	(0.81)		4.59	2.15	(4.96)	(0.76)	2.35
Total from Investment
Operations	(0.83)		4.55	2.11	(4.99)	(0.81)	2.31
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—		—	—	(0.27)	(0.24)	(0.17)
NET ASSET VALUE, End
of Period	$16.77		$17.60	$13.05	$10.94	$16.20	$17.25
TOTAL RETURN	(4.72	)%(b)	34.87%	19.29%	(30.64)%	(4.88)%	15.42%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$143,732	$157,655		$123,605	$117,391	$243,183	$142,896
Ratios to Average Net Assets:
Net investment loss	(0.30	)%(c)	(0.27)%	(0.29)%	(0.25)%	(0.31)%	(0.23)%
Net expense	1.10	%(c)	1.10%	1.10%	1.10%	1.15%	1.20%
Gross expense (d)	1.29	%(c)	1.25%	1.27%	1.26%	1.19%	1.36%
PORTFOLIO TURNOVER RATE	7	%(b)	21%	8%	16%	21%	17%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	19	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Dear Fellow Shareholder,

On July 1, 2011, D.F. Dent and Company, Inc. (the “Adviser”), launched its second mutual fund, the DF Dent Midcap Growth Fund (the “Fund”). The launch of the Fund was a few weeks shy of the tenth anniversary of the DF Dent Premier Growth Fund, our first mutual fund, with an all cap strategy. The new Fund has a similar investment philosophy, strategy and process to the DF Dent Premier Growth Fund but is more concentrated and focused primarily on midcap stocks. Our firm’s employees and profit-sharing trust have significant investments in both mutual funds.

For this first shareholder letter for your Fund, we thought it would be helpful to lay out some of the principles and investment philosophies that we use to manage it, pointing out the instances in which the management of your Fund might deviate from management of the DF Dent Premier Growth Fund.

•
Your Fund normally invests at least 80% of its net assets in equity securities of medium-size companies. Your Fund defines medium-sized companies as those companies with market capitalizations in the range of $507.5 million to $18.5 billion. This is in contrast to the DF Dent Premier Growth Fund, which invests across a broader market capitalization spectrum. The DF Dent Premier Growth Fund invests primarily in medium- and large-size companies with a smaller representation in small-size companies.

•
Your Fund’s portfolio tends to be more focused (less diversified) than the DF Dent Premier Growth Fund’s portfolio, which consists of twenty-five to fifty companies. The focused nature of your Fund may bring with it greater volatility, but we believe that the greater volatility is a worthwhile tradeoff for some investors to get a more focused portfolio of very high-conviction holdings.

•
As with the DF Dent Premier Growth Fund, your Fund’s Adviser focuses on selecting individual stocks and does not try to predict when the stock market may rise or fall. Your Fund’s Adviser has not distinguished itself by timing the market. When we decided to launch the Fund on July 1, 2011, we were greeted by a fairly severe downturn in the market. The first quarter of performance of your Fund (from inception on July 1, 2011 to October 1, 2011) was -18.30%, during a period when your Fund’s benchmark, the Russell Midcap Growth Index, fell by -20.58%; poor timing on your Adviser’s part for starting a second Fund. It reminded your Adviser of the first quarter of performance (i.e., two and a half months) of the DF Dent Premier Growth Fund ten years earlier in which that fund was down -6.60% from its inception on July 16, 2001 to September 30, 2001. Its benchmark, the S&P 500 Index, declined -13.18% over the same period. Fortunately, both Funds recovered fairly quickly from their rough starts, as reported herein.

•
As with the DF Dent Premier Growth Fund, your Fund’s Adviser conducts detailed fundamental research of its potential portfolio holdings. This fundamental research has the aim of identifying companies that it believes

➢	Have excellent management teams with proven execution skills;

➢	Maintain a market leadership position in an industry niche;

20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

➢	Can deliver on a consistent basis in varied environments; and

➢	Have sustainable growth prospects.

•
As with the DF Dent Premier Growth Fund, your Fund typically holds investments long-term if they continue to satisfy the Fund’s investment criteria, which tends to result in a low portfolio turnover rate.

•
As with the DF Dent Premier Growth Fund, D.F. Dent and Company’s employees, their families, and the firm’s profit sharing trust have significant investments in your Fund. As of December 31, 2011, D.F. Dent and Company’s employees, their families, and the firm’s profit-sharing trust owned over 80% of the Fund shares. Part of the reason for the high percentage ownership is that we have not marketed the Fund. However, our ownership of Fund shares also indicates that we believe in our investment strategy.

The above principles will continue to guide your Fund’s Adviser in its investment research and portfolio decisions. The Fund’s Adviser appreciates the confidence you have placed in D.F. Dent and Company and is conscious of the responsibility that you have entrusted to us. We will continue to work diligently on your behalf.

Respectively Submitted,

Thomas F. O’Neil, Jr.Matthew F. Dent

Gary D. MitchellBruce L. Kennedy

IMPORTANT INFORMATION:

Investing involves risks, including the possible loss of principal. The Fund invests in small- and medium- size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in ADRs (American Depository Receipt) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus.

21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

The views in this report contained herein were those of the Fund’s Adviser as of December 31, 2011, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed while the Russell Midcap Growth is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.84%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.10% on the first $150 million in net assets and 0.90% on net assets exceeding $150 million, through October 31, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Return	Since Inception
Return as of 12/31/11	7/1/11
DF Dent Midcap Growth Fund	-3.90%
Russell Midcap Growth Index	-11.65%

Investment Value on 12/31/11
DF Dent Midcap Growth Fund	$9,610
Russell Midcap Growth Index	$8,835

23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
Common Stock - 99.8%
Business Services - 8.6%
845	Ecolab, Inc.	$48,849
1,907	Expeditors International of Washington, Inc.	78,111
410	Stericycle, Inc. (a)	31,947
		158,907
Communications Equipment - 2.7%
1,650	ADTRAN, Inc.	49,764

Computer Software - 9.6%
1,650	ANSYS, Inc. (a)	94,512
3,052	DealerTrack Holdings, Inc. (a)	83,198
		177,710
Distribution and Industrial Supplies - 10.3%
1,969	Beacon Roofing Supply, Inc. (a)	39,833
3,464	Fastenal Co.	151,065
		190,898
Distributors - 3.6%
2,225	LKQ Corp. (a)	66,928

Educational Services - 3.8%
890	American Public Education, Inc. (a)	38,519
1,780	K12, Inc. (a)	31,933
		70,452
Electronics - 5.0%
2,155	Trimble Navigation, Ltd. (a)	93,527

Energy Equipment and Services - 6.7%
674	Core Laboratories NV	76,802
1,020	Unit Corp. (a)	47,328
		124,130
Energy Sources - 6.6%
685	Concho Resources, Inc. (a)	64,219
1,935	Ultra Petroleum Corp. (a)	57,334
		121,553
Financial Services - 4.0%
1,294	T. Rowe Price Group, Inc.	73,693

Industrial Applications - 6.6%
3,077	II-VI, Inc. (a)	56,494
760	Roper Industries, Inc.	66,021
		122,515
Infrastructure - 3.3%
1,525	Jacobs Engineering Group, Inc. (a)	61,885

Insurance - 5.3%
95	Markel Corp. (a)	39,394
795	RenaissanceRe Holdings, Ltd.	59,124
		98,518
Life Sciences - 6.6%
1,145	IDEXX Laboratories, Inc. (a)	88,119
510	Techne Corp.	34,813
		122,932
Machinery - 4.2%
2,035	3D Systems Corp. (a)	29,304
625	Gardner Denver, Inc.	48,162
		77,466
Medical Products - 2.7%
1,970	ResMed, Inc. (a)	50,038

Oil, Gas and Consumable Fuels - 3.4%
1,017	Range Resources Corp.	62,993

Software - 3.9%
735	Concur Technologies, Inc. (a)	37,331
510	CoStar Group, Inc. (a)	34,032
		71,363
Wireless Telecommunication Services - 2.9%
905	American Tower Corp., Class A	54,309

Total Common Stock (Cost $1,753,570)	1,849,581
Total Investments - 99.8% (Cost $1,753,570)*	$1,849,581
Other Assets & Liabilities, Net – 0.2%	3,519
Net Assets – 100.0%	$1,853,100

(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$169,373
Gross Unrealized Depreciation	(73,362)
Net Unrealized Appreciation	$96,011

See Notes to Financial Statements.	24	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$1,849,581
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$1,849,581

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Business Services	8.6%
Communications Equipment	2.7%
Computer Software	9.6%
Distribution and Industrial Supplies	10.3%
Distributors	3.6%
Educational Services	3.8%
Electronics	5.0%
Energy Equipment and Services	6.7%
Energy Sources	6.6%
Financial Services	4.0%
Industrial Applications	6.6%
Infrastructure	3.3%
Insurance	5.3%
Life Sciences	6.6%
Machinery	4.2%
Medical Products	2.7%
Oil, Gas and Consumable Fuels	3.4%
Software	3.9%
Wireless Telecommunication Services	2.9%
Other Assets & Liabilities, Net	0.2%
100.0%

See Notes to Financial Statements.	25	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011

ASSETS
Total investments, at value (Cost $1,753,570)	$1,849,581
Cash	2,482
Receivables:
Dividends	169
From investment adviser	1,479
Compliance services fees	872
Prepaid expenses	259
Total Assets	1,854,842

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	6
Fund services fees	160
Other expenses	1,576
Total Liabilities	1,742

NET ASSETS	$1,853,100

COMPONENTS OF NET ASSETS
Paid-in capital	$1,769,764
Distributions in excess of net investment income	(3,424)
Accumulated net realized loss	(9,251)
Net unrealized appreciation	96,011
NET ASSETS	$1,853,100
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	192,750
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$9.61
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	26	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2011*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $28)	$3,362
Interest income	35
Total Investment Income	3,397

EXPENSES
Investment adviser fees	6,201
Fund services fees	1,442
Custodian fees	1,150
Registration fees	42
Professional fees	6,199
Trustees' fees and expenses	20
Compliance services fees	1,223
Miscellaneous expenses	1,806
Total Expenses	18,083
Fees waived and expenses reimbursed	(11,262)
Net Expenses	6,821

NET INVESTMENT LOSS	(3,424)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(9,251)
Net change in unrealized appreciation (depreciation) on investments	96,011
NET REALIZED AND UNREALIZED GAIN	86,760
INCREASE IN NET ASSETS FROM OPERATIONS	$83,336

* Commencement of operations was July 1, 2011.

See Notes to Financial Statements.	27	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND STATEMENT OF CHANGES IN NET ASSETS

July 1, 2011* through December 31, 2011
OPERATIONS
Net investment loss	$(3,424)
Net realized loss	(9,251)
Net change in unrealized appreciation (depreciation)	96,011
Increase in Net Assets Resulting from Operations	83,336

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,769,804
Redemption of shares	(40)
Increase in Net Assets from Capital Share Transactions	1,769,764
Increase in Net Assets	1,853,100

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$1,853,100

SHARE TRANSACTIONS
Sale of shares	192,754
Redemption of shares	(4)
Increase in Shares	192,750

(a) Distributions in excess of net investment income.	$(3,424)
* Commencement of operations.

See Notes to Financial Statements.	28	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	July 1, 2011 (a) through December 31, 2011
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)
Net realized and unrealized gain (loss)	(0.36)
Total from Investment Operations	(0.39)
NET ASSET VALUE, End of Period	$9.61
TOTAL RETURN	(3.90	)%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,853
Ratios to Average Net Assets:
Net investment loss	(0.56	)%(d)
Net expense	1.10	%(d)
Gross expense (e)	2.92	%(d)
PORTFOLIO TURNOVER RATE	9	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	29	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 1. Organization

The DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund commenced operations on July 16, 2001 and July 1, 2011, respectively. The Funds seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

30	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2011, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The DF Dent Premier Growth Fund’s federal tax returns filed in the three-year period ended June 30, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the DF Dent Midcap Growth Fund within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

31	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Fees Waived

The Adviser has contractually agreed to reduce a portion of its fee and reimburse certain expenses through October 31, 2014, to the extent that annual operating expenses exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of each Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2011, fees waived were as follows:

32	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$116,216	$—	$21,373	$137,589
DF Dent Midcap Growth Fund	6,201	4,872	189	11,262

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2011, were as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$10,036,597	$16,771,041
DF Dent Midcap Growth Fund	$1,888,818	$125,997

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$(47,097,229)	$39,022,237	$(8,074,992)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of June 30, 2011, the DF Dent Premier Growth Fund had capital loss carryforwards to offset future capital gains of $17,619,123 and $29,478,106, expiring in 2017 and 2018, respectively.

As of December 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Midcap Growth Fund	$(3,044)	$89,804	$86,760

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and

33	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting each Fund. In general, the provisions of the Modernization Act will be effective for the Funds' fiscal year ending June 30, 2012. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company. Relevant information regarding the impact of the Modernization Act on each Fund, if any, will be included in the June 30, 2012, annual report.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

34	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2011

Investment Advisory Agreement Approval

At the June 24, 2011 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement pertaining to the DF Dent Midcap Growth Fund and the continuation of the investment advisory agreement pertaining to the DF Dent Premier Growth Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser  with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable each Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser  from its relationship with the Funds.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser and to be provided under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Funds.

Based on the foregoing, the Board concluded that the nature, extent and quality of services provided and to be to the Funds under the Advisory Agreement were appropriate in light of their investment objectives and, thus, supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the DF Dent Premier Growth Fund and the projected costs of services and profitability with

35	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2011

respect to the DF Dent Midcap Growth Fund. In this regard, the Board considered the Adviser’s resources devoted to each of the Funds as well as the Adviser’s discussion of costs and profitability with respect to each Fund. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds was not a material factor in approving the Agreement.

Performance

The Board reviewed performance of the DF Dent Premier Growth Fund and the Adviser’s discussion of its investment philosophy. The Board noted that the DF Dent Premier Growth Fund outperformed its benchmark for the 1-year, 5-year and since inception periods. The Board also noted that the Adviser’s unaudited DF Dent Midcap Growth composite outperformed the Russell Midcap Growth Index for the 1-year, 3-year, 5-year and 10-year periods and that the DF Dent Midcap Growth Fund is expected to have a similar strategy to the Adviser’s Midcap Growth composite. The Board concluded that the DF Dent Premier Growth Fund’s performance was reasonable relative to its benchmark and that each Fund and their shareholders could benefit from the Adviser’s management of each Fund. The Board noted that it did not consider the performance of the DF Dent Midcap Growth Fund because it had not yet commenced operations.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for the DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund were higher than the median fee of each Fund’s Lipper Inc. peer group but that the DF Dent Premier Growth Fund’s actual total expense ratio was lower than the median of its Lipper Inc. peer group and that the DF Dent Midcap Growth Fund’s actual total expense ratio was equal to its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Funds appeared to be within a reasonable range in light of the services provided to the Funds.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds could benefit from economies of scale as assets grow, and that the Adviser has contractually agreed to reduce the total expenses through October 31, 2012 from 1.10% to 0.90% for each Fund on assets exceeding $150 million.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds other than soft-dollar research benefits. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement with the DF Dent Midcap Growth Fund or the continuation of the Advisory Agreement with the DF Dent Premier Growth Fund.

36	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2011

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The DF Dent Premier Growth Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov. The DF Dent Midcap Growth Fund’s proxy voting record for the period July 1, 2011 (the Fund’s commencement of operations) through June 30, 2012 will be available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011, through December 31, 2011.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under

37	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2011

the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2011	December 31, 2011	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$952.84	$5.40	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.61	$5.58	1.10%
DF Dent Midcap Growth Fund
Actual	$1,000.00	$961.00	$5.39	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.61	$5.58	1.10%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period (except for the DF Dent Midcap Growth Fund’s actual return information which reflects the 183-day period between July 1, 2011, the date of inception, through December 31, 2011).

38	DF DENT GROWTH FUNDS

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GOLDEN
CAPITAL MANAGEMENT

SEMI-ANNUAL REPORT

Golden Large Cap Core Fund

Golden Small Cap Core Fund

December 31, 2011
(Unaudited)

TABLE OF CONTENTS

Performance Charts and Analysis	1

Schedules of Investments	2

Statements of Assets and Liabilities	6

Statements of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Additional Information	15

GOLDEN FUNDS PERFORMANCE CHARTS AND ANALYSIS DECEMBER 31, 2011

The following charts reflect the change in the value of a hypothetical $10,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Golden Large Cap Core Fund and the Golden Small Cap Core Fund (each a “Fund” and, collectively, the “Funds”) compared with broad-based securities market indices. The Golden Large Cap Core Fund is compared to its benchmark, the S&P 500 Index (“S&P 500”).  The Golden Small Cap Core Fund is compared to its primary benchmark, the Russell 2000 Index (“Russell 2000”), and the S&P SmallCap 600 Index (“S&P SmallCap 600”), its secondary benchmark. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stock. The Russell 2000, is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The S&P SmallCap 600 is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader smallcap universe. The total return of the indices include reinvestment of dividends and income. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Indices are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 206-8610. As stated in the Funds’ prospectus, the annual operating expense ratios (gross) are 0.70% and 0.95% for Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.10% and 1.35% for Institutional and Investor Shares, respectively, of the Golden Small Cap Core Fund. The Funds' adviser has agreed to contractually waive a portion of its fees and to reimburse expenses through October 31, 2012, such that total operating expenses do not exceed 0.70% and 0.95% for Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.10% and 1.35% for Institutional and Investor Shares, respectively, of the Golden Small Cap Core Fund. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

1

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
Common Stock - 98.7%
Consumer Discretionary - 11.5%
41,069	CBS Corp., Class B	$1,114,613
42,395	Comcast Corp., Class A	1,005,185
42,653	Foot Locker, Inc.	1,016,848
24,449	Ross Stores, Inc.	1,162,061
28,333	The Home Depot, Inc.	1,191,119
		5,489,826
Consumer Staples - 6.1%
27,576	CVS Caremark Corp.	1,124,549
15,959	Herbalife, Ltd.	824,602
16,465	Wal-Mart Stores, Inc.	983,948
		2,933,099
Energy - 12.0%
10,814	Chevron Corp.	1,150,610
13,722	ConocoPhillips	999,922
11,162	Exxon Mobil Corp.	946,091
20,900	Halliburton Co.	721,259
12,408	National Oilwell Varco, Inc.	843,620
11,515	Occidental Petroleum Corp.	1,078,955
		5,740,457
Financials - 12.5%
15,656	ACE, Ltd.	1,097,799
18,358	Ameriprise Financial, Inc.	911,291
74,916	Fifth Third Bancorp	952,932
19,209	JPMorgan Chase & Co.	638,699
22,951	MetLife, Inc.	715,612
25,294	Raymond James Financial, Inc.	783,102
44,867	The Bank of New York Mellon Corp.	893,302
		5,992,737
Health Care - 16.4%
20,322	Agilent Technologies, Inc. (a)	709,847
14,243	Amgen, Inc.	914,543
28,297	Bristol-Myers Squibb Co.	997,186
20,444	Cardinal Health, Inc.	830,231
14,356	Celgene Corp. (a)	970,466
18,350	Covidien PLC	825,933
11,515	Johnson & Johnson	755,154
10,927	McKesson Corp.	851,323
19,503	UnitedHealth Group, Inc.	988,412
		7,843,095
Industrials - 13.8%
10,823	3M Co.	884,564
20,195	Danaher Corp.	949,973
51,947	General Electric Co.	930,371
23,898	Tyco International, Ltd.	1,116,275
9,847	Union Pacific Corp.	1,043,191
13,355	United Technologies Corp.	976,117
15,683	WABCO Holdings, Inc. (a)	680,642
		6,581,133
Materials - 1.8%
21,338	Rockwood Holdings, Inc. (a)	840,077

Technology - 20.2%
9,057	Alliance Data Systems Corp. (a)	940,479
3,256	Apple, Inc. (a)	1,318,680
37,233	Cisco Systems, Inc.	673,173
40,016	EMC Corp. (a)	861,945
23,418	IAC/InterActiveCorp.	997,607
7,012	IBM Corp.	1,289,366
41,928	Intel Corp.	1,016,754
32,225	Microsoft Corp.	836,561
34,451	Oracle Corp.	883,668
52,620	Symantec Corp. (a)	823,503
		9,641,736
Telecommunications - 2.3%
26,892	Verizon Communications, Inc.	1,078,907

Utilities - 2.1%
46,109	Duke Energy Corp.	1,014,398

Total Common Stock (Cost $39,350,668)	47,155,465
Total Investments - 98.7% (Cost $39,350,668)*	$47,155,465
Other Assets & Liabilities, Net – 1.3%	607,068
Net Assets – 100.0%	$47,762,533

PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,607,814
Gross Unrealized Depreciation	(1,803,017)
Net Unrealized Appreciation	$7,804,797

See Notes to Financial Statements.	2

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$47,155,465
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$47,155,465

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	11.5%
Consumer Staples	6.1%
Energy	12.0%
Financials	12.5%
Health Care	16.4%
Industrials	13.8%
Materials	1.8%
Technology	20.2%
Telecommunications	2.3%
Utilities	2.1%
Other Assets & Liabilities, Net	1.3%
100.0%

See Notes to Financial Statements.	3

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
Common Stock - 98.1%
Consumer Discretionary - 15.6%
39,024	Aeropostale, Inc. (a)	$595,116
14,892	Big Lots, Inc. (a)	562,322
27,937	Bridgepoint Education, Inc. (a)	642,551
10,942	Coinstar, Inc. (a)	499,393
37,839	Sally Beauty Holdings, Inc. (a)	799,538
58,309	Service Corp. International	620,991
28,884	Standard Motor Products, Inc.	579,124
25,912	The Finish Line, Inc., Class A	499,713
11,260	Tupperware Brands Corp.	630,222
		5,428,970
Consumer Staples - 1.2%
30,859	Medifast, Inc. (a)	423,386

Energy - 7.4%
27,009	Cloud Peak Energy, Inc. (a)	521,814
25,079	CVR Energy, Inc. (a)	469,730
29,405	Goodrich Petroleum Corp. (a)	403,731
8,901	Oil States International, Inc. (a)	679,769
36,815	Western Refining, Inc. (a)	489,271
		2,564,315
Financials - 17.2%
18,974	American Financial Group, Inc.	699,951
45,214	Ashford Hospitality Trust, Inc. REIT	361,712
20,907	EZCORP, Inc., Class A (a)	551,318
19,808	FBL Financial Group, Inc., Class A	673,868
39,356	Interactive Brokers Group, Inc., Class A	587,979
55,552	Meadowbrook Insurance Group, Inc.	593,295
40,754	Ocwen Financial Corp. (a)	590,118
8,744	ProAssurance Corp.	697,946
11,511	StanCorp Financial Group, Inc.	423,029
11,159	World Acceptance Corp. (a)	820,186
		5,999,402
Health Care - 11.0%
8,809	Chemed Corp.	451,109
7,758	Mednax, Inc. (a)	558,653
66,156	MedQuist Holdings, Inc. (a)	636,421
38,387	Momenta Pharmaceuticals, Inc. (a)	667,550
38,591	Spectrum Pharmaceuticals, Inc. (a)	564,586
34,135	Viropharma, Inc. (a)	934,958
		3,813,277
Industrials - 20.4%
5,889	Amerco, Inc.	520,587
17,667	Applied Industrial Technologies, Inc.	621,348
11,368	Chart Industries, Inc. (a)	614,668
14,439	Crane Co.	674,446
13,343	Cubic Corp.	581,621
25,923	Deluxe Corp.	590,007
18,828	EMCOR Group, Inc.	504,779
22,635	EnerSys (a)	587,831
29,026	MasTec, Inc. (a)	504,182
16,985	Old Dominion Freight Line, Inc. (a)	688,402
38,541	Orbital Sciences Corp. (a)	560,001
42,886	Primoris Services Corp.	640,288
		7,088,160
Materials - 4.3%
23,418	Buckeye Technologies, Inc.	783,098
16,631	Materion Corp. (a)	403,800
22,035	Silver Standard Resources, Inc. (a)	304,524
		1,491,422
Technology - 15.7%
41,886	Advanced Energy Industries, Inc. (a)	449,437
10,801	Anixter International, Inc. (a)	644,172
52,013	Brooks Automation, Inc.	534,173
9,279	CACI International, Inc., Class A (a)	518,882
34,104	Cirrus Logic, Inc. (a)	540,548
12,949	InterDigital, Inc.	564,188
18,076	j2 Global, Inc.	508,659
28,095	QLogic Corp. (a)	421,425
44,626	Sanmina-SCI Corp. (a)	415,468
24,997	TIBCO Software, Inc. (a)	597,678
12,576	Veeco Instruments, Inc. (a)	261,581
		5,456,211
Utilities - 5.3%
12,068	New Jersey Resources Corp.	593,746
37,940	PNM Resources, Inc.	691,646
22,390	Portland General Electric Co.	566,243
		1,851,635
Total Common Stock (Cost $29,588,761)	34,116,778
Total Investments - 98.1% (Cost $29,588,761)*	$34,116,778
Other Assets & Liabilities, Net – 1.9%	675,237
Net Assets – 100.0%	$34,792,015

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,052,660
Gross Unrealized Depreciation	(2,524,643)
Net Unrealized Appreciation	$4,528,017

See Notes to Financial Statements.	4

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$34,116,778
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$34,116,778

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	15.6%
Consumer Staples	1.2%
Energy	7.4%
Financials	17.2%
Health Care	11.0%
Industrials	20.4%
Materials	4.3%
Technology	15.7%
Utilities	5.3%
Other Assets & Liabilities, Net	1.9%
100.0%

See Notes to Financial Statements.	5

GOLDEN FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2011

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Total investments, at value (Cost $39,350,668 and $29,588,761, respectively)	$47,155,465	$34,116,778
Cash	1,874,797	676,347
Receivables:
Fund shares sold	48,767	7,500
Dividends and interest	55,045	30,077
Total Assets	49,134,074	34,830,702

LIABILITIES
Payables:
Fund shares redeemed	113,255	12,931
Distributions payable	1,238,094	-
Accrued Liabilities:
Investment adviser fees	20,192	25,756
Total Liabilities	1,371,541	38,687

NET ASSETS	$47,762,533	$34,792,015

COMPONENTS OF NET ASSETS
Paid-in capital	$45,947,735	$92,848,115
Undistributed (distributions in excess of) net investment income	50,844	(56,256)
Accumulated net realized loss	(6,040,843)	(62,527,861)
Net unrealized appreciation	7,804,797	4,528,017
NET ASSETS	$47,762,533	$34,792,015
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,739,986	3,401,727
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.08	$10.23

See Notes to Financial Statements.	6

GOLDEN FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2011

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income	$741,463	$173,881
Interest income	664	394
Total Investment Income	742,127	174,275

EXPENSES
Investment adviser fees	297,030	230,531
Trustees' fees and expenses	1,273	629
Total Expenses	298,303	231,160
Fees waived and expenses reimbursed	(1,273)	(629)
Net Expenses	297,030	230,531

NET INVESTMENT INCOME (LOSS)	445,097	(56,256)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	4,902,182	3,654,326
Net change in unrealized appreciation (depreciation) on investments	(19,463,749)	(8,177,667)
NET REALIZED AND UNREALIZED LOSS	(14,561,567)	(4,523,341)
DECREASE IN NET ASSETS FROM OPERATIONS	$(14,116,470)	$(4,579,597)

See Notes to Financial Statements.	7

GOLDEN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
		Shares		Shares
NET ASSETS JUNE 30, 2010	$156,712,196		$104,234,855
OPERATIONS
Net investment income (loss)	1,728,683		(171,340)
Net realized gain	16,455,416		28,445,392
Net change in unrealized appreciation (depreciation)	24,229,126		5,589,644
Increase in Net Assets Resulting from Operations	42,413,225		33,863,696

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,092,596)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	10,968,235	1,071,646	2,997,512	310,411
Reinvestment of distributions	43,587	4,195	-	-
Redemption of shares	(65,288,358)	(6,189,916)	(87,795,901)	(8,703,772)
Decrease in Net Assets from Capital Share Transactions	(54,276,536)	(5,114,075)	(84,798,389)	(8,393,361)
Decrease in Net Assets	(13,955,907)		(50,934,693)

NET ASSETS JUNE 30, 2011 (Including line (a))	$142,756,289		$53,300,162
OPERATIONS
Net investment income (loss)	445,097		(56,256)
Net realized gain	4,902,182		3,654,326
Net change in unrealized appreciation (depreciation)	(19,463,749)		(8,177,667)
Decrease in Net Assets Resulting from Operations	(14,116,470)		(4,579,597)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,238,094)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,915,084	185,425	391,282	40,662
Reinvestment of distributions	48,767	4,838	-	-
Redemption of shares	(81,603,043)	(8,306,515)	(14,319,832)	(1,441,890)
Decrease in Net Assets from Capital Share Transactions	(79,639,192)	(8,116,252)	(13,928,550)	(1,401,228)
Decrease in Net Assets	(94,993,756)		(18,508,147)
NET ASSETS DECEMBER 31, 2011 (Including line (b))	$47,762,533		$34,792,015
(a) Undistributed net investment income June 30, 2011	$843,841		$-
(b) Undistributed (distributions in excess of) net investment income December 31, 2011	$50,844		$(56,256)

See Notes to Financial Statements.	8

GOLDEN FUNDS FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31,		For the Years Ended June 30,
	2011		2011	2010	2009	2008	2007
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$11.10		$8.72	$8.04	$10.82	$12.24	$10.31
INVESTMENT OPERATIONS
Net investment income (a)	0.05		0.11	0.12	0.14	0.12	0.10
Net realized and unrealized gain (loss)	(0.81)		2.40	0.69	(2.81)	(1.45)	1.88
Total from Investment Operations	(0.76)		2.51	0.81	(2.67)	(1.33)	1.98
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.26)		(0.13)	(0.13)	(0.11)	(0.09)	—
Net realized gain	—		—	—	—	— (b)	(0.05)
Total Distributions to Shareholders	(0.26)		(0.13)	(0.13)	(0.11)	(0.09)	(0.05)
NET ASSET VALUE, End of Period	$10.08		$11.10	$8.72	$8.04	$10.82	$12.24
TOTAL RETURN	(6.84	)%(c)	28.85%	9.90%	(24.65)%	(10.90)%	19.20%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$47,763		$142,756	$156,712	$160,219	$133,917	$129,124
Ratios to Average Net Assets:
Net investment income	1.05	%(d)	1.04%	1.33%	1.66%	1.06%	0.89%
Net expense	0.70	%(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expense (e)	0.70	%(d)	0.70%	0.70%	0.70%	0.70%	0.71%
PORTFOLIO TURNOVER RATE	22	%(c)	57%	49%	40%	46%	56%

GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$11.10		$7.90	$6.98	$11.09	$13.60	$11.40
INVESTMENT OPERATIONS
Net investment loss (a)	(0.01)		(0.02)	(0.03)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.86)		3.22	0.95	(4.09)	(2.36)	2.24
Total from Investment Operations	(0.87)		3.20	0.92	(4.11)	(2.40)	2.20
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		—	—	—	(0.11)	—
NET ASSET VALUE, End of Period	$10.23		$11.10	$7.90	$6.98	$11.09	$13.60
TOTAL RETURN	(7.84	)%(c)	40.51%	13.18%	(37.06)%	(17.66)%	19.30%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$34,792	$53,300	$104,235	$131,370		$209,709	$197,131
Ratios to Average Net Assets:
Net investment loss	(0.27	)%(d)	(0.20)%	(0.39)%	(0.28)%	(0.38)%	(0.30)%
Net expense	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expense (e)	1.10	%(d)	1.10%	1.10%	1.10%	1.11%	1.11%
PORTFOLIO TURNOVER RATE	28	%(c)	55%	55%	95%	72%	55%

(a)			Calculated based on average shares outstanding during each period.
(b)			Less than $0.01 per share.
(c)			Not annualized.
(d)			Annualized.
(e)			Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 1. Organization

The Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2011, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

10

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2011, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund’s federal tax returns filed in the three-year period ended June 30, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 3. Fees and Expenses

Investment Adviser – Golden Capital Management, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to each Fund and is obligated to pay all expenses of each Fund except any expenses they are authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, extraordinary and non-recurring expenses and certain compensation expenses of the Trustees.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2012, to limit total annual operating expenses to 0.70% for Institutional Shares and 0.95% for Investor Shares, of the average daily net assets of each respective class of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2012, to limit total annual operating expenses to 1.10% for Institutional Shares and 1.35% for Investor Shares of average daily net assets of each respective class of the Golden Small Cap Core Fund. For the period ended December 31, 2011, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$1,273
Golden Small Cap Core Fund	629

12

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2011, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$18,096,028	$97,672,072
Golden Small Cap Core Fund	$11,475,174	$25,614,179

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Golden Large Cap Core Fund	$843,841	$(10,818,312)	$27,143,833	$17,169,362
Golden Small Cap Core Fund	—	(65,152,955)	11,676,452	(53,476,503)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

As of June 30, 2011, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

	2017	2018
Golden Large Cap Core Fund	$—	$10,818,312
Golden Small Cap Core Fund	7,582,636	57,570,319

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting each Fund. In general, the provisions of the Modernization Act will be effective for the

13

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Funds' fiscal year ending June 30, 2012. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company. Relevant information regarding the impact of the Modernization Act on each Fund, if any, will be included in the June 30, 2012, annual report.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

14

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2011

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011, through December 31, 2011.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

15

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2011

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2011	December 31, 2011	Period*	Ratio*
Golden Large Cap Core Fund
Actual	$1,000.00	$931.60	$3.40	0.70%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.62	$3.56	0.70%
Golden Small Cap Core Fund
Actual	$1,000.00	$921.62	$5.31	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.61	$5.58	1.10%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

16

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 24, 2012

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 24, 2012